SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



   Date of Report (date of earliest event reported)     November 13, 2003

                               SERVOTRONICS, INC.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                         1-7109                  16-0837866
----------------------------    ------------------------     ------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                           Identification No.)


                  1110 Maple Street, Elma, New York 14059-0300
                  ---------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                  716-655-5990
                                 --------------
               (Registrant's telephone number including area code)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1      Servotronics, Inc. Press Release issued on November 13, 2003.


ITEM 12.          Results of Operations and Financial Condition

         On November 13, 2003, Servotronics, Inc. issued a press release announcing its financial results for the period ended September 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 14, 2003

                                                SERVOTRONICS, INC



                                            By: /s/Lee D. Burns, Treasurer & CFO
                                                --------------------------------
                                                Lee D. Burns
                                                Treasurer & CFO

Exhibit Index

Exhibit No.        Description
-----------        -----------

99.1               Servotronics, Inc. Press Release issued on November 13, 2003.